Exhibit E
To Schedule 13D

                             JOINT FILING AGREEMENT

                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Amendment No. 1 to
Schedule 13D to which this Agreement is attached as an Exhibit, and any subsequent amendments to such Schedule 13D, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  January 3, 2007


                                   HARBINGER CAPITAL PARTNERS MASTER
                                   FUND I, LTD.

                                   By:  Harbinger Capital Partners Offshore
                                        Manager, L.L.C.

                                   By:  HMC Investors, L.L.C.,  Managing Member

                                   By:  /s/ Joel B. Piassick
                                        -------------------------------------
                                        Name:  Joel B. Piassick
                                        Title: Executive Vice President


                                   HARBINGER CAPITAL PARTNERS
                                   OFFSHORE MANAGER, L.L.C.

                                   By:  HMC Investors, L.L.C., Managing Member

                                   By:  /s/ Joel B. Piassick
                                        -------------------------------------
                                        Name:  Joel B. Piassick
                                        Title: Executive Vice President


                                   HMC INVESTORS, L.L.C.

                                   By:  /s/ Joel B. Piassick
                                        -------------------------------------
                                        Name:  Joel B. Piassick
                                        Title: Executive Vice President

                                   HARBINGER CAPITAL PARTNERS SPECIAL
                                   SITUATIONS FUND, L.P.

                                   By:  Harbinger Capital Partners Special
                                        Situations GP, LLC

                                   By:  HMC - New York, Inc., Managing Member

                                   By:  /s/ William R. Lucas, Jr.
                                        -------------------------------------
                                        Name:  William R. Lucas, Jr.
                                        Title: Senior Vice President
                                               & General Counsel


                                   HARBINGER CAPITAL PARTNERS SPECIAL
                                   SITUATIONS GP, LLC.

                                   By:  HMC - New York, Inc.,  Managing Member

                                   By:  /s/ William R. Lucas, Jr.
                                        -------------------------------------
                                        Name:  William R. Lucas, Jr.
                                        Title: Senior Vice President
                                               & General Counsel


                                   HMC - NEW YORK, INC.

                                   By:  /s/ William R. Lucas, Jr.
                                        -------------------------------------
                                        Name:  William R. Lucas, Jr.
                                        Title: Senior Vice President
                                               & General Counsel


                                   HARBERT MANAGEMENT CORPORATION

                                   By:  /s/ William R. Lucas, Jr.
                                        -------------------------------------
                                        Name: William R. Lucas, Jr.
                                        Title:   Executive Vice President

                                   /s/ Philip Falcone
                                   ------------------------------------------
                                   Name: Philip Falcone


                                   /s/ Raymond J. Harbert
                                   ------------------------------------------
                                   Name: Raymond J. Harbert


                                   /s/ Michael D. Luce
                                   ------------------------------------------
                                   Name: Michael D. Luce